GREAT EASTERN ENERGY AND
                    DEVELOPMENT CORPORATION
                   5990 Greenwood Plaza Blvd.
                           Suite 127
               Greenwood Village, Colorado 80111

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

             To be held on Wednesday, May 28, 1997

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Great Eastern Energy and Development Corporation (the "Company") will be held at the offices of the Company, 5990 Greenwood Plaza Blvd., Suite 127, Greenwood Village, Colorado 80111 on Wednesday, May 28, 1997, at 10:00 a.m., local time, and any and all adjournments thereof.

          1.   To elect directors of the Company for the ensuing year.

          2. To ratify appointment of Price Waterhouse as independent accountants of the Company for the ensuing year.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 11, 1997 as a record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. A majority of the outstanding stock is required for a quorum. A list of all stockholders entitled to vote at the Annual Meeting will be on file at the offices of the Company, 5990 Greenwood Plaza Blvd., Suite 127, Greenwood Village, Colorado 80111, for ten days prior to and during the Annual Meeting.

     Management sincerely desires your presence at this meeting. However, so that we may be sure your vote is included, please sign and return the enclosed proxy. For your convenience, there is enclosed a return envelope requiring no postage, which is for use in returning your proxy. If you attend the meeting, you may revoke the proxy and vote in person.

                               By Order of the Board of Directors


                               DENNIS O. LAING
                               Secretary

April 11, 1997
Greenwood Village, Colorado

                    GREAT EASTERN ENERGY AND
                    DEVELOPMENT CORPORATION
                   5990 Greenwood Plaza Blvd.
                           Suite 127
               Greenwood Village, Colorado 80111

                        Proxy Statement

                 ANNUAL MEETING OF STOCKHOLDERS

                   To be held on May 28, 1997

                     SOLICITATION OF PROXY

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Great Eastern Energy and Development Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders to be held at the offices of the Company, 5990 Greenwood Plaza Blvd., Suite 127, Greenwood Village, Colorado 80111, on Wednesday, May 28, 1997, at 10:00 a.m., local time, and any and all adjournments thereof.

      The cost of solicitation of the proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally, by telephone or telegraph by directors, officers and employees of the Company and arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals. The enclosed proxy, even though executed and returned, may be revoked at any time prior to voting of the proxy by giving notice in writing of such revocation to the Secretary of the Company. Shares of common stock represented by a proxy will be voted at the meeting. This proxy statement and proxy, along with the annual report to stockholders which accompanies it, are concurrently being mailed to stockholders.

        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


      The close of business on April 11, 1997 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On each matter to come before the meeting, holders of common stock are entitled to one vote for each share held. The total number of shares issued and outstanding on the record date was 18,844,245.

     The following table shows the number and percentage of shares held as of March 14, 1997 by each person who is known to the Company to be the beneficial owner of more than five percent of the voting securities of the Company. Except as otherwise indicated, each shareholder has sole investment and voting power over the shares listed.

                                           Amount and Nature
                                         Beneficial Ownership
                                         --------------------
                                           Shares subject to
Name and address                      Direct    Option   Percent
----------------------------------    ------    ------   -------
                                             1
Mr. Alex G. Campbell, Jr..........  6,771,365               35.9
P. O. Box 223
Lexington, Kentucky 40584
                                             2
Mr. William T. Young..............  5,642,640               29.9
P. O. Box 1110
Lexington, Kentucky 40589

     The following table shows the number and percentage of shares held as of March 14, 1997 by each Director of the Company or nominee for election as Director and all Officers and Directors as a group. Except as otherwise indicated, each shareholder has sole investment and voting power over the shares listed.

                                           Amount and Nature
                                         Beneficial Ownership
                                         --------------------
                                           Shares subject to
Name and address                      Direct    Option   Percent
----------------------------------    ------    ------   -------
                                             3
Mr. Edward S. Barr................    271,300                1.4
390 Andover Dr.
Lexington, Kentucky 40502
                                             1
Mr. Alex G. Campbell, Jr..........  6,771,365               35.9
P. O. Box 223
Lexington, Kentucky 40584

Mr. John I. Crews, Jr.............    172,720                0.9
P. O. Box 15299
Richmond, Virginia 23227

Mr. Donald G. Jumper..............    270,004                1.4
5990 Greenwood Plaza Blvd.
Suite 127
Greenwood Village, Colorado 80111
                                             4
Mr. S. Buford Scott...............    519,480                2.8
P. O. Box 1575
Richmond, Virginia 23213

William T. Young, Jr..............     37,300                0.2
2225 Young Drive
Lexington, Kentucky 40505

All officers and directors as a
 group (8 individuals)............  7,849,018               41.7

1
 The shares listed for Alex G. Campbell, Jr. include 9,000 shares held indirectly by Mr. Campbell in Camco, a general partnership, 261,000 shares held by various trusts which Edward S. Barr, Alex G. Campbell, Jr. and Elizabeth A. Campbell serve as trustees. Also included in Mr. Campbell's listed shares are 300 shares held in custody for Frances Fox II and 6,000 shares held as trustee for the children of Philip W. Powell.

2
 The shares listed for William T. Young are held in trust by Mr. Young, as trustee, for the benefit of Mr. Young under a trust agreement dated January 10, 1985.

3
 The shares listed for Edward S. Barr include 6,000 shares held indirectly by Mr. Barr in Camco, a general partnership, 261,000 shares held by various trusts which Edward S. Barr, Alex G. Campbell, Jr. and Elizabeth A. Campbell serve as trustees. Mr. Barr directly owns 4,300 shares.

4
 Mr. Scott holds 1,000 shares as trustee.


                     ELECTION OF DIRECTORS


      Six Directors will be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors are duly elected. The name and additional information for each nominee for election as Director is set forth below. All nominees are incumbent Directors of the Company and have consented to be named herein and have agreed to serve if elected.

      EDWARD S. BARR, 37, was first elected to the Board in December 1990. Mr. Barr is President of E. S. Barr & Company, Investment Management, Lexington, Kentucky. Prior to September 1992, Mr. Barr was a Vice President for First Security Corporation in Lexington, Kentucky serving as an assistant to its Chief Executive Officer having responsibilities for corporate investment portfolio. (1) (2)

      ALEX G. CAMPBELL, JR., 68, has been a Director since 1980 and Chairman of the Board since May, 1991. Mr. Campbell may be deemed to be a control person of the Company. He is a private investor in Lexington, Kentucky involved in a number of local enterprises. (1)

     JOHN I. CREWS, JR., 46, has been a Director since 1978. He is President of Marine Development Corporation, which manufactures air conditioning equipment for pleasure water craft. (2) (3)

      DONALD G. JUMPER, 61, President, Chief Executive Officer and Chief Accounting and Financial Officer has been a director since May, 1982. Mr. Jumper may be deemed a control person of the Company. Mr. Jumper is the Chairman of the Board of Patton Oil Co., a wholly-owned subsidiary of Great Eastern. (1)

      S. BUFORD SCOTT, 64, has been a Director since 1978. He is Chairman of the Board of Scott and Stringfellow Investment Corp., an investment banking firm in Richmond, Virginia and served as co-manager of the Company's public offering. Mr. Scott may be deemed a control person of the Company. He is also a Director of Ethyl Corporation. (2) (3)

      WILLIAM T. YOUNG, JR., 48, has been a Director since May, 1991. He is the president of W. T. Young, Inc., a private enterprise located in Lexington, Kentucky which engages in public warehousing, trucking, real estate development and thoroughbred horse breeding and racing. (1) (2) (3)

--------

     (1)  Member of Executive Committee

     (2)  Member of Audit Committee

     (3)  Member of Compensation Committee

      The Board has three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee. During 1996, there were three meetings of the Board of Directors. The Executive, Audit, and Compensation Committees each met one time.

      The Executive Committee is empowered, with certain limitations, to exercise all the powers of the Board of Directors when the full Board is not in session.

      The functions of the Audit Committee are to recommend the independent accountants and review the overall audit plan. It evaluates the report of the independent accountants and their performance. It is also a duty of this Committee to review the Company's internal accounting procedures and the annual financial statements.

     The function of the Compensation Committee is to review salaries for the Company's officers, to adopt compensation plans in which officers and directors are eligible to participate, and to allot shares, options or other benefits under any such plan.

               PRINCIPAL OFFICERS OF THE COMPANY


     The following table lists the principal officers of Great Eastern Energy and Development Corporation.
                                                        Year First
      Name        Age              Position                Elected
----------------  ---  -------------------------------  ----------
Donald G. Jumper  61   President, Chief Executive           1982
                        Officer and Chief Financial and
                        Accounting Officer
Dennis O. Laing   51   Secretary and General Counsel        1978

Mr. Jumper is the only officer of the Company that is a nominee for Director.

           DENNIS  LAING,   Mr. Laing is with the law firm of Beale,  Balfour,
Davidson, Etherington & Parker, P.C., Richmond, Virginia. He has served as Corporate Secretary and General Counsel to the
Company since its formation.

      On August 31, 1996, John W. Smith retired from his position as executive vice president.

      The Directors of Great Eastern serve concurrent terms of one year and officers serve at the pleasure of the Board.

                      EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation of each of the Executive Officers or Directors of the Company whose annual compensation exceeded $100,000 during 1996.

Name               Principal Position    Year    Annual Compensation
----------------   --------------------  ----    -------------------
Salary
Donald G. Jumper   President and Chief   1996       $ 70,000
                    Executive Officer,   1995         94,209
                    Chief Financial and  1994        100,000
                    Accounting Officer

     The chief executive officer also receives certain other benefits which in the aggregate do not exceed the lesser of $50,000 or 10% of the annual compensation reported in the table.

      In December of 1996 the Board of Directors approved a severance benefit for the chief executive officer. That arrangement provides for the payment of $140,000 to the chief executive officer in the event that the Company is acquired and the chief executive officer is not retained as an employee of the acquirer.

      The Company does not presently have any other plans for its executive officers involving stock appreciation rights, long-term incentives, employment contracts, and change in control agreements. Stock options held by officers of the Company have expired unexercised.

      Directors  are  not  compensated  for  their  services.   Directors  are
currently reimbursed travel expenses and the cost of overnight accommodations incurred in connection with attendance at directors' meetings.

     RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS


      The Board of Directors has selected Price Waterhouse as independent accountants of the Company for the fiscal year ending December 31, 1997. Price Waterhouse has audited the Company's consolidated financial statements annually since inception. Representatives of Price Waterhouse are not expected to be present at the Annual Meeting; however, they will have the opportunity to make a statement if they so desire and are also expected to be available to answer appropriate questions.

      The  Board  of  Directors  recommends a vote  for  ratification  of  the
selection  of  Price Waterhouse as independent accountants for 1997.   Proxies
solicited by the Board of Directors will be so voted unless stockholders specify otherwise. If ratification is not approved, the Board of Directors will appoint independent accountants for 1997.

                  STOCKHOLDER PROPOSALS FOR 1997


     Stockholder proposals for inclusion in the Proxy Statement for the Annual Meeting to be held in 1998 must be received prior to December 15, 1997.

                          OTHER MATTERS


      Management does not intend to present, and knows of no one who does intend to present, any matter for action by stockholders at the meeting other than as stated in the notice hereof. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which may properly come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matter.
                                  By Order of the Board of Directors


                                  DENNIS O. LAING

April 11, 1997
Greenwood Village, Colorado